Acacia Communications Reports Fourth Quarter and Full Year 2017 Results
MAYNARD, Mass., February 22, 2018 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its fourth quarter and full year ended December 31, 2017.
“While we continue to face some headwinds in the market, our fourth quarter 2017 results were in-line with our expectations," said Raj Shanmugaraj, President and Chief Executive Officer of Acacia Communications. “Our team at Acacia continued to execute well on new product introductions and on our ongoing customer diversification efforts. We are pleased with our product roadmap and believe we are well positioned to take advantage of market opportunities as conditions improve.”
“In the fourth quarter of 2017, we were able to increase our gross margins and cash balance on a quarter over quarter basis -- demonstrating the strength of our leveraged business model,” said John Gavin, Chief Financial Officer of Acacia Communications. “While we are projecting first quarter 2018 revenue to be down sequentially, like others in our industry, we see signs of improving market conditions in 2018, although we continue to remain cautious.”
Results for the Fourth Quarter of 2017

•	Revenue of $86.6 million, decreased 39.2% year-over-year

•	GAAP gross margin of 46.2%; non-GAAP gross margin* of 44.5%

•	GAAP income from operations of $4.9 million; non-GAAP income from operations* of $9.2 million

•	GAAP net loss of $20.4 million; non-GAAP net income* of $11.1 million

•	EBITDA* of $8.0 million; adjusted EBITDA* of $12.3 million

•	GAAP diluted loss per share of $0.52; non-GAAP diluted EPS* of $0.27
Results for the Full Year 2017

•	Revenue of $385.2 million, decreased 19.5% year-over-year

•	GAAP gross margin of 43.6%; non-GAAP gross margin* of 45.4%

•	GAAP income from operations of $37.1 million; non-GAAP income from operations* of $65.5 million

•	GAAP net income of $38.5 million; non-GAAP net income* of $73.1 million

•	EBITDA* of $49.2 million; adjusted EBITDA* of $77.7 million

•	GAAP diluted EPS of $0.92; non-GAAP diluted EPS* of $1.75

Outlook for the First Quarter of 2018

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially, as a result of, among other things, the important factors discussed at the end of this press release. Acacia Communications disclaims any obligation to update these forward-looking statements.

Acacia Communications’ guidance for its first quarter ending March 31, 2018 is:

Quarter Ending March 31, 2018
Revenue (millions)	$67.0	to	$74.0
Non-GAAP Net Income* (millions)	$0.3	to	$4.3
Non-GAAP Diluted EPS*	$0.01	to	$0.10

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, EBITDA, adjusted EBITDA and non-GAAP diluted EPS are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP).  Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Acacia Communications has not reconciled the above first quarter 2018 guidance for GAAP net income and GAAP diluted EPS to non-GAAP net income and non-GAAP diluted EPS, respectively, because the expected tax benefits derived from any employee equity awards during the first quarter of 2018 cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.
Conference Call

Acacia Communications will host a conference call to discuss its results for the fourth quarter and full year of 2017, recent developments and the Company’s business outlook and strategy at 5 p.m. Eastern Time today. The live webcast of the call, along with the Company’s earnings press release, can be accessed at the Acacia Communications’ Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is 1-877-407-8293 (1-201-689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until March 8, 2018, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 13675242.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, generally accepted accounting principles (GAAP). In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards and redeemable convertible preferred stock warrant liability changes derived from mark-to-market adjustments, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that warranty and other charges arising from a manufacturing process quality issue are reflective of the Company’s underlying operating performance. Additionally, Acacia Communications’ management believes the impacts of the U.S. Tax Cuts and Jobs Act (the “Act”), including the revaluation of its deferred tax assets and liabilities and the repatriation of accumulated foreign earnings, is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of its continuing business operations for the period in which they were incurred. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated income statements, excluding the impact of stock-based compensation, which is a non-cash charge, and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated income statements. Acacia Communications has presented non-GAAP gross profit and gross margin because the Company believes that the exclusion of stock-based compensation and warranty and other charges arising from a manufacturing process quality issue facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income from operations as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation and warranty and other charges arising from a manufacturing process quality issue facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income (loss) as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and the change in fair value of the Company’s preferred stock warrant liability, both of which are non-cash charges, as well as warranty and other charges arising from a manufacturing process quality issue, and the tax effects of those excluded items. Additionally, the impacts of the Act have been excluded as it is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of the Company's continuing business operations for the period in which they were incurred.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP (benefit) provision for income taxes divided by non-GAAP income before (benefit) provision for income taxes. Non-GAAP (benefit) provision for income taxes is defined as the provision (benefit) for income taxes as reported on the Company’s consolidated income statements, as adjusted for the tax effects of excluding stock-based compensation expense, the change in fair value of the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue, as well as the impact of the Act. Non-GAAP income before (benefit) provision for income taxes is defined as GAAP income before provision (benefit) for income taxes, excluding stock-based compensation expense, the change in fair value of the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count. The Company defines non-GAAP weighted-average shares used to compute non-GAAP diluted EPS as GAAP weighted-average shares used to compute diluted earnings (loss) per share, adjusted to reflect the conversion of its redeemable convertible preferred stock into common stock and the conversion of its redeemable convertible preferred stock warrants into common stock warrants, both as if they had occurred at the beginning of the period. For periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, the impact of dilutive stock-based awards was added to the GAAP weighted-average share count to calculate the GAAP diluted earnings per share.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net income (loss) as reported on the Company’s consolidated income statements before depreciation, interest income, net, and its provision (benefit) for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, the change in fair value of the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, income from operations, net income (loss), effective tax rate or diluted EPS, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP effective tax rate, non-GAAP net income, and non-GAAP diluted EPS. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company's business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•	Acacia Communications excludes the change in fair value of its preferred stock warrant liability from its non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as it has historically been a recurring non-cash charge but it has not recurred in the periods following the Company’s initial public offering;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS do not reflect the impact of the Act, part of which is federal taxes incurred on the repatriation of accumulated foreign earnings which will be paid over an eight-year period;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company's core operations;

•	EBITDA and adjusted EBITDA do not reflect the provision (benefit) for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By leveraging silicon technology to build optical interconnects, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in its business and the market in which Acacia Communications operates, including those that may affect its customers and their demand for Acacia Communications’ products, its expectations regarding, and the stability and quality control of, its supply chain and manufacturing, the scope, progress, expansion and costs of developing and commercializing its products, the size and growth of the potential markets for its products and the ability to serve those markets, adverse litigation judgments, settlements or other litigation-related costs, including with respect to the pending purported securities class action and derivative lawsuits, regulatory developments in the United States and foreign countries, including under export control laws or regulations that could impede its ability to sell its products to customers in certain foreign jurisdictions, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$67,495	$206,402
Marketable securities	211,933	104,004
Accounts receivable	86,602	108,127
Inventory	62,232	31,681
Prepaid expenses and other current assets	18,817	12,076
Deferred product costs	168	85
Total current assets	447,247	462,375
Marketable securities - long term	85,182	—
Restricted cash	—	1,630
Property and equipment, net	28,175	25,124
Deferred tax asset	41,901	23,533
Other assets	8,745	4,274
Total assets	$611,250	$516,936

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$47,819	$49,430
Accrued liabilities	37,234	29,863
Deferred revenue	573	1,375
Total current liabilities	85,626	80,668
Income taxes payable	21,034	—
Other long-term liabilities	2,540	1,473
Total liabilities	109,200	82,141

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	324,944	295,893
Accumulated other comprehensive loss	(320)	(16)
Retained earnings	177,422	138,914
Total stockholders’ equity	502,050	434,795
Total liabilities and stockholders’ equity	$611,250	$516,936

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONSOLIDATED INCOME STATEMENTS (in thousands, except per share data) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue	$86,603	$142,427	$385,166	$478,412
Cost of revenue	46,587	74,098	217,326	257,425
Gross profit	40,016	68,329	167,840	220,987
Operating expenses:
Research and development	24,430	19,528	92,027	75,696
Sales, general and administrative	10,643	7,432	38,807	27,676
Loss (gain) on disposal of property and equipment	—	25	(47)	25
Total operating expenses	35,073	26,985	130,787	103,397
Income from operations	4,943	41,344	37,053	117,590
Other income (expense), net:
Interest income, net	1,128	268	3,389	453
Change in fair value of preferred stock warrant liability	—	—	—	(3,361)
Other (expense) income	(79)	7	(139)	(61)
Total other income (expense), net	1,048	275	3,250	(2,969)
Income before provision (benefit) for income taxes	5,991	41,619	40,303	114,621
Provision (benefit) for income taxes	26,355	(22,874)	1,795	(16,956)
Net (loss) income	$(20,364)	$64,493	$38,508	$131,577
Accretion of redeemable convertible preferred stock	—	—	—	(1,722)
Undistributed earnings attributable to participating securities	—	—	—	(34,571)
Net (loss) income attributable to common stockholders - basic and diluted	$(20,364)	$64,493	$38,508	$95,284
Net (loss) income per share attributable to common stockholders:
Basic	$(0.52)	$1.72	$0.99	$3.77
Diluted	$(0.52)	$1.55	$0.92	$3.22
Weighted-average shares used to compute net (loss) income per share attributable to common stockholders:
Basic	39,440	37,551	38,920	25,307
Diluted	39,440	41,697	41,690	29,585

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Year Ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$38,508	$131,577
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,280	9,168
(Gain) loss on disposal of property and equipment	(47)	25
Stock-based compensation	23,373	20,745
Deferred income taxes	(18,368)	(12,344)
Other non-cash charges	446	130
Change in fair value of preferred stock warrant liability	—	3,361
Changes in operating assets and liabilities:
Accounts receivable	21,525	(66,867)
Inventory	(30,551)	(3,761)
Prepaid expenses and other current assets	(6,540)	(10,921)
Deferred product costs	(83)	3,391
Restricted cash	1,630	(1,630)
Other assets	(4,535)	(4,003)
Accounts payable	(2,371)	23,277
Accrued liabilities	6,957	14,376
Deferred revenue	(548)	(6,387)
Income taxes payable	21,034	—
Other long-term liabilities	813	1,077
Net cash provided by operating activities	63,523	101,214

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(14,112)	(17,254)
Purchases of marketable securities	(436,594)	(118,676)
Sales and maturities of marketable securities	242,735	14,525
Deposits	64	(86)
Net cash used in investing activities	(207,907)	(121,491)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of capital lease obligation	—	(34)
Proceeds from public offerings, net of underwriting discounts and commissions	—	214,551
Payment of public offering costs	(201)	(3,490)
Proceeds from the issuance of common stock under stock-based compensation plans	5,678	2,634
Employee taxes paid related to net share settlement of restricted stock units	—	(14,592)
Net cash provided by financing activities	5,477	199,069

Net (decrease) increase in cash and cash equivalents	(138,907)	178,792
Cash and cash equivalents—Beginning of period	206,402	27,610
Cash and cash equivalents—End of period	$67,495	$206,402

Supplemental cash flow disclosures:
Cash paid for income taxes, net of refunds	$1,465	$3,099

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Gross Profit, Non-GAAP Gross Profit Margin
GAAP gross profit	$40,016	$46,142	$68,329	$167,840	$220,987
Stock-based compensation - cost of revenue	524	518	433	1,993	1,629
Warranty and other charges due to manufacturing process quality issue	(1,992)	(739)	—	5,090	—
Non-GAAP gross profit	$38,548	$45,921	$68,762	$174,923	$222,616
GAAP gross margin	46.2%	43.9%	48.0%	43.6%	46.2%
Non-GAAP gross margin	44.5%	43.7%	48.3%	45.4%	46.5%

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP R&D Expenses
GAAP research and development expenses	$24,430	$27,135	$19,528	$92,027	$75,696
Stock-based compensation	3,634	3,743	2,987	14,150	12,347
Non-GAAP research and development expenses	$20,796	$23,392	$16,541	$77,877	$63,349

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$10,643	$10,105	$7,432	$38,807	$27,676
Stock-based compensation	2,053	2,159	1,189	7,230	6,769
Non-GAAP sales, general and administrative expenses	$8,590	$7,946	$6,243	$31,577	$20,907

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Operating Expenses
GAAP operating expenses	$35,073	$37,240	$26,985	$130,787	$103,397
Stock-based compensation	5,687	5,902	4,176	21,380	19,116
Non-GAAP operating expenses	$29,386	$31,338	$22,809	$109,407	$84,281

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Income from Operations
GAAP income from operations	$4,943	$8,902	$41,344	$37,053	$117,590
Stock-based compensation	6,211	6,420	4,609	23,373	20,745
Warranty and other charges due to manufacturing process quality issue	(1,992)	(739)	—	5,090	—
Non-GAAP income from operations	$9,162	$14,583	$45,953	$65,516	$138,335

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Net Income
GAAP net (loss) income	$(20,364)	$18,499	$64,493	$38,508	$131,577
Stock-based compensation	6,211	6,420	4,609	23,373	20,745
Change in fair value of preferred stock warrant liability	—	—	—	—	3,361
Warranty and other charges due to manufacturing process quality issue	(1,992)	(739)	—	5,090	—
Tax effect of excluded items	(4,148)	(5,062)	(30,109)	(25,295)	(32,324)
Impact of the U.S. Tax Cuts and Jobs Act(1)	31,425	—	—	31,425	—
Non-GAAP net income	$11,132	$19,118	$38,993	$73,101	$123,359

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Effective Tax Rate
GAAP effective tax rate	439.9%	(87.4)%	(55.0)%	4.5%	(14.8)%
Tax effect of excluded items	(141.2)%	64.5%	70.7%	34.9%	25.9%
Impact of the U.S. Tax Cuts and Jobs Act(1)	(307.7)%	—%	—%	(45.7)%	—%
Non-GAAP effective tax rate	(9.0)%	(22.9)%	15.7%	(6.3)%	11.1%

(1) During the quarter ended December 31, 2017, we recorded provisional tax amounts for the one-time transition tax and state taxes on the accumulated earnings of certain foreign subsidiaries and the re-measurement of certain deferred tax assets and liabilities as a result of the enactment of the Act. Our accounting for these tax effects will be completed during the one-year measurement period allowed under Staff Accounting Bulletin 118.

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
EBITDA and Adjusted EBITDA
GAAP net (loss) income	$(20,364)	$18,499	$64,493	$38,508	$131,577
Depreciation	3,179	3,260	2,632	12,280	9,168
Interest income, net	(1,128)	(990)	(268)	(3,389)	(453)
Provision (benefit) for income taxes	26,355	(8,628)	(22,874)	1,795	(16,956)
EBITDA	8,042	12,141	43,983	49,194	123,336
Stock-based compensation	6,211	6,420	4,609	23,373	20,745
Change in fair value of preferred stock warrant liability	—	—	—	—	3,361
Warranty and other charges due to manufacturing process quality issue	(1,992)	(739)	—	5,090	—
Adjusted EBITDA	$12,261	$17,822	$48,592	$77,657	$147,442

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2017	Q3 2017	Q4 2016	2017	2016
Non-GAAP Diluted EPS
GAAP diluted net (loss) income per share attributable to common stockholders	$(0.52)	$0.44	$1.55	$0.92	$3.22
Accretion to redemption value and undistributed earnings allocated to participating securities	—	—	—	—	0.24
Stock-based compensation	0.16	0.16	0.11	0.56	0.70
Change in fair value of preferred stock warrant liability	—	—	—	—	0.11
Warranty and other charges due to manufacturing process quality issue	(0.05)	(0.02)	—	0.12	—
Tax effect of excluded items	(0.11)	(0.12)	(0.72)	(0.61)	(1.09)
Impact of the U.S. Tax Cuts and Jobs Act	0.81	—	—	0.76	—
Dilutive stock-based awards	(0.02)	—	—	—	—
Non-GAAP diluted EPS	$0.27	$0.46	$0.94	$1.75	$3.18

Weighted-average shares used to compute GAAP diluted net (loss) income per share attributable to common stockholders	39,440	41,757	41,697	41,690	29,585
Adjustment for conversion of preferred stock	—	—	—	—	9,182
Dilutive stock-based awards	2,284	—	—	—	—
Weighted-average shares used to compute non-GAAP diluted EPS	41,724	41,757	41,697	41,690	38,767

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

Public Relations Contact:
Ed Harrison
Office: (781) 966-4158
Email: ed@inkhouse.com